As filed with the Securities and Exchange Commission on April 28, 2015

Registration Nos.    002-98410
811-04328

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 41	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]

Amendment No. 26	[X]

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Attn: Mark C. Amorosi, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2015 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered: An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

The Insured Series Policy
A Level Premium Variable Life Insurance Policy
Offered By First Investors Life Insurance Company Through
First Investors Life Separate Account B
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual Level Premium Variable Life Insurance Policy (the "Policy") formerly offered by First Investors Life Insurance Company ("First Investors Life," "We," "Us" or "Our") through First Investors Life Separate Account B (“Separate Account B”). We call the Policy Our "Insured Series Policy" or "ISP." New Policies are not currently being offered for sale. Existing Contractowners (“You”) may continue to make additional payments under their respective Policy.

Please read this prospectus and keep it for future reference. It contains important information that You should know. The premiums under this Policy are invested in Subaccounts of Separate Account B that invest in corresponding Funds of the First Investors Life Series Funds (“Funds”). This prospectus is valid only when attached to the current prospectus for the First Investors Life Series Funds (“Life Series Funds”).

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally Insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

The date of this prospectus is May 1, 2015.

CONTENTS
SUMMARY OF BENEFITS AND RISKS OF THE POLICY	3
Policy Benefits	3
Policy Risks	4
Risks of the Life Series Funds	5
FEE TABLES	5
DESCRIPTION OF THE POLICY	8
Who We Are and How to Contact Us	8
Life Series Funds	9
How The Policy Works	11
Policy Application Process	11
Premiums	11
Allocation of Net Premiums to Investment Options	12
The Death Benefit	14
Cash Value	15
Settlement Options	17
Optional Insurance Riders	18
Other Provisions	19
Charges and Expenses	22
Periodic Charges Deducted from the Subaccount Value	23
FEDERAL TAX INFORMATION	25
Policy Proceeds	25
Surrenders and Loans	25
OTHER INFORMATION	29
Voting Rights	29
Reports	29
Financial Statements	30

SUMMARY OF BENEFITS AND RISKS OF THE POLICY
This summary outlines the important benefits and risks associated with the Policy. More detailed information about the Policy follows the summary.

POLICY BENEFITS
Under the Policy, You pay a fixed premium amount each year for 12 years. The premium amount is based upon the guaranteed minimum death benefit, the Insured’s underwriting classification, premium payment frequency, and other factors. We guarantee that You will not pay premiums beyond 12 years and that Your premium payment will not increase. If You change Your premium payment schedule after Your Policy has been issued, the premium amount will be adjusted to correspond with Your new schedule.

The net amount of each premium remaining after deduction of the costs of insurance and other Policy charges is invested in one or more Subaccounts which, in turn, invest in corresponding Funds of the Life Series Funds.

Permanent Insurance Protection
The Policy is designed to provide You with permanent insurance protection. You pay Your premiums for 12 years. After that, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to the extent that it lapses.

Upon the death of the Insured, the Policy’s death benefit will be paid to the named beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed insurance amount (usually known as “face amount”) based upon the investment experience of the Subaccounts You select. However, the death benefit is guaranteed never to be less than the Policy’s guaranteed insurance amount (reduced by any outstanding Policy loans, accrued interest, partial surrenders and unpaid premiums). The death benefit may also be increased by purchasing an optional rider for an additional premium amount.

Tax Benefits
Under current tax law,

■  any growth in the Policy’s cash value is not subject to federal income tax until You withdraw it from the Policy;

■  the death benefit paid to the named beneficiary is generally free of federal income tax;

■  reallocations among Subaccounts are not taxable events for purposes of federal income tax; and

■  Policy loans are generally not taxable.

Investment Options
You may allocate Your net premiums among any of the thirteen (13) Subaccounts We offer under the Policy as long as each allocation is at least 10% of the premium. Each Subaccount invests in an underlying Fund that is professionally managed and has different investment objectives, policies and risks. Your cash value and variable insurance amount will fluctuate based on the performance of the Funds You select.

Twice each Policy year, You may change Your Subaccount allocations. If You do so, both Your existing cash value and Your future premium payments will be allocated according to the new percentages, unless You direct Us otherwise.

Policy Loans
You may borrow up to 75% of the cash value during the first three Policy years and up to 90% of the cash value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders
You may surrender the Policy at any time while the Insured is living. A surrender is a taxable event. The amount payable will be the cash value less any outstanding loans, accrued interest and unpaid premium. You may surrender a portion of the Policy’s cash value on any Policy anniversary provided You meet Our requirements. Partial surrenders may have adverse tax consequences.

Optional Insurance Riders
Subject to availability in Your state, We offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and Your premium will be adjusted accordingly.

The optional riders include:

■  Accidental Death Benefit

■  12 year Level Term

■  Waiver of premium

POLICY RISKS
Need for Insurance
Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.

Need for a Long-Term Commitment
You will generally lose money if You fail to make all premium payments required during the 12 year period. The Policy, therefore, involves a long-term commitment on Your part, and You should have the intention and financial ability to make all the required premium payments. It should not be used as a short-term savings vehicle. It is not like a systematic investment plan of a mutual fund.

If You choose to pay Your premiums in installments, Your premiums will increase with the increased frequency of Your payments but the net premium available for investment does not increase by the amount Your premium increased.

Investment Risks
The Policy is different from fixed-benefit life insurance because You bear investment risks. The death benefit and cash value will increase or decrease as a result of the investment experience of the Subaccounts You select. Since Policy fees and charges are deducted from the Policy’s cash value, the deduction will have a greater negative impact on the cash value and death benefit during periods of poor investment performance. However, the guaranteed insurance amount is never reduced based on negative performance of the Subaccounts.

Tax Risks
Please consult with Your tax adviser before making any changes in Your Policy and for assistance on tax matters affecting the Policy.

Limitations on Reallocations
You are limited to two reallocations each Policy year of the Policy’s cash value among the Subaccounts and each of those Subaccounts may have no less than a 10% allocation. We will not automatically rebalance Your Policy’s cash value to Your designated percentage allocations. Unless You request a reallocation to maintain Your allocations, You may end up with a riskier allocation than You intended. Once You have reallocated twice in a Policy year You will be unable to make further reallocations to reduce Your investment risk.

Policy Loans
If You decide to take Policy loans, the loans may reduce the death benefit and cash value of Your Policy whether or not You repay because they may undermine the growth potential of Your Policy. The receipt of the principal of a Policy loan is generally not taxable income. However, a Policy loan may be taxable (to the extent it exceeds Your premium paid) if it is outstanding at the time You surrender Your Policy. A Policy loan may also be taxable (to the extent of income in the Policy) if Your Policy becomes a modified endowment contract (“MEC”), as a result of a material change that You may make to the Policy. A Policy loan may also be taxable if it results in a termination or lapse of the Policy or an election of a continued insurance option (i.e., extended term or reduced paid up insurance). This could occur if market conditions caused the cash value of the Policy to fall below the outstanding loan amount.

Surrenders and Other Material Changes
You should only purchase the Policy if You have the financial ability to keep it in force for the 12 years in which Your premiums are payable. You should not purchase the Policy if You foresee surrendering all or part of the Policy’s cash value. We generally do not recommend that You take a partial surrender of Your Policy or make other material changes to the Policy within the first seven years. If You take a partial surrender from Your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, this may convert the Policy into a MEC. This can have adverse tax consequences to You.

Risk of Lapse
Your Policy may lapse if You fail to pay Your premiums or Your loans exceed the cash value. However, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s cash value. This may delay but not avoid the lapse of Your Policy.

General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability.

RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. The optional rider premiums and cost of insurance charges shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class (standard or non-standard class). Your Policy will be accompanied by an illustration based on Your annual premium and guaranteed insurance amount as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders You selected. This hypothetical illustration shows the potential future benefits using assumed rates of investment return.

The table below describes the transaction fees and expenses that You will pay for the 12 years You pay premiums. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.

Transaction Fees
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	Upon premium payment	Year 1	30% of premium
		Years 2 to 4	10% of premium
		Years 5 to 12	6% of premium
Premium Tax Charge	Upon premium payment	2% of premiums
Maximum Deferred Sales Charge (Load)	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees	Not Charged	NONE
First Year Charge	Upon payment of first year premium	$5 per $1,000 of the guaranteed insurance amount (GIA)
Annual Administrative Charge	Upon premium payment	$30 standard class
$45 non-standard class
Risk Charge	Upon premium payment	1.5% of premiums
Installment Payment Premium(2)	Upon premium payment	Annual: 0% increase in premium
Semi-annual: 2% increase in premium
Quarterly: 4% increase in premium
Monthly: 5.96% increase in premium
Optional Rider Premiums(3)		Per $1,000 face amount of rider:
Accidental Death(4)	Upon premium payment	Minimum: $1.75
Maximum: $2.63
Standard case(5): $1.75
12 Year Level Term without Premium Waiver	Upon premium payment	Minimum: $0.68
Maximum: $16.39
Standard case(5): $1.02
12 Year Level Term(6) with Premium Waiver	Upon premium payment	Minimum: $0.83
Maximum: $12.70
Standard case(5): $1.12
Premium Waiver	Upon premium payment	Minimum: $0.04
Maximum: $6.00
Standard case(5): $0.09

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.

(2) This charge is added to the base premium then deducted. A portion of this charge is allocated under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed insurance amount of Your death benefit.

(3) The amount of the added premium is determined by the applicable insurance rates based upon the Insured’s age, sex and underwriting classification.

The premiums disclosed above may not be representative of the premium You will actually pay. You may obtain more information about the premiums You will incur by contacting Your registered representative.

(4) The benefit may not exceed $200,000 less all of the Insured’s accidental death benefit coverage in all companies.

(5) The standard case is based on Our representative Insured which has been identified as Our most frequent Policy purchaser is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class.

(6) The 12 year level term rider is not available to those in a non-standard underwriting class.

The next table describes the fees and expenses that We deduct from Your cash value.
Periodic Charges Other Than Fund Operating Expenses(1)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(2)	Last Day of Policy Year	Minimum: $0.68 per $1,000 on the net amount at risk (NAR)
Maximum: $14.38 per $1,000 on the NAR(3)
Standard case(4) with $51,908 GIA: $1.75 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective annual rate of 0.50% of Your Subaccount asset value
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income tax charge(6)	Not charged	None deducted

(1) Does not include operating fees and expenses of the Funds.

(2) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age and sex, as well as the net amount of the insurance that is at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your registered representative.

(3) The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge.

(4) The standard case is based on Our representative Insured, which has been identified as Our most frequent Policy purchaser. This is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class. There is no difference in the cost of insurance between the standard and non-standard class.

(5) Because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

(6) We reserve the right to impose this charge if We incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2014. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Funds.

Total Annual Fund Operating Expenses
	Minimum	Maximum (1)
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.78%	1.62%
(1) The maximum total annual fund operating expenses have been restated to reflect current operating expenses.

DESCRIPTION OF THE POLICY
WHO WE ARE AND HOW TO CONTACT US
First Investors Life
First Investors Life Insurance Company, with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance and annuity policies.

First Investors Life is part of First Investors Consolidated Corporation ("FICC"), a holding company, which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include: First Investors Corporation ("FIC"), the distributor of the Policies; First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds; and Administrative Data Management Corp., the transfer agent for the Life Series Funds.

For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, NJ 08837. You can also call Us at 1 800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 1 732-510-4209. You can also contact Us through Our Website at www.firstinvestors.com. You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account B
We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from the assets in Our General Account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit) are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

LIFE SERIES FUNDS
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consist of fourteen (14) separate series (“Funds”), thirteen (13) of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity Contract issued by First Investors Life or other insurance companies. The Life Series Funds reserves the right to offer shares to other separate accounts or directly to Us.

Although some of the Funds have similar names, the same portfolio manager and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees, so their performances will vary from the other mutual funds.

FIMCO, the investment adviser of the Life Series Funds, is a New York Corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201, to serve as subadviser of the Select Growth Fund, Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund and Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022, to serve as subadviser for the Fund For Income. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds You select. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocation carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the attached Life Series Funds prospectus, which You should read carefully before investing.

Fund	Investment Objective

Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Equity Income Fund	Total return.
Fund For Income	High current income.
Limited Duration High Quality Bond Fund	Current income consistent with low volatility of principal.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Opportunity Fund	Long-term capital growth.
Real Estate Fund	Total return.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your death benefit, cash value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that You select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed insurance amount (adjusted for loans, loan interest and partial surrenders), if You pay all Your premiums. We offer thirteen Subaccounts, from which You may select. .

The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct underwriting to determine the proposed Insured's insurability. If Your application is approved, We will credit Your Policy with the initial premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any applications for any reason. The Insured will be covered under the Policy as of the Policy’s issue date.

PREMIUMS
The Policy premiums are "level" because You pay the same amount each year for 12 years. We cannot increase the amount of Your premiums or extend the premium payment period. If You change Your premium payment schedule after Your policy has been issued, the premium amount will be adjusted to correspond with Your new schedule, as discussed below. After You have made the scheduled payments for 12 years, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses.

The Amount of Your Premiums
The premium You pay is determined by the amount of guaranteed insurance, the underwriting classification of the Insured, the frequency of Your payments and any riders You have selected. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on an installment basis. We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that You may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee. In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.

The Frequency of Your Payments
You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected.

If Your annual premium is $600 or more, You may choose to pay Your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If You do not pay Your premiums on an annual basis, You will be subject to an additional premium charge to pay in installments. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.

If You select to pay premiums monthly, You will pre-authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.

Automatic Premium Loans to Pay Premiums
You may elect in a written request to Our Administrative Office to have the premium paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of Your Policy (see "Policy Loans"). You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage of the net premium (premium less deductions) (see "The Charges And Expenses") to allocate among the Subaccounts of Separate Account B. However, You must allocate at least 10% of the net premium to each Subaccount You select. Subsequent premiums will be allocated according to this allocation unless You request a reallocation of the assets attributable to Your Policy. The net premium is credited to Your Policy on the Policy's issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

The net amount which is invested in the Subaccounts You select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of Your premium will be invested. As an example, the following charts illustrate the amount We would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed insurance amount of $51,908 and a gross annual premium of $1,200 over 12 years:

Reallocating Your Cash Value among Subaccounts
Subject to the limits discussed below, You may reallocate the percentage allocations among the Subaccounts by providing us with written notice of Your request or by calling 1(800) 832-7783. You may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make reallocations only if:

■  you allocate the cash value to no more than five of the Subaccounts, and

■  the allocation to any one Subaccount is not less than 10% of the cash value.

You may reallocate the percentage allocations among the Subaccounts as described above by telephone by calling 1(800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request.

We will not be liable for losses resulting from telephone requests that we believe are genuine. We reserve the right to revoke or limit your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond our control such as weather-related emergencies.

What Are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and that complies with Our requirements. We will not accept transaction requests by facsimile or e-mail.

As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Life Series Funds (other than the Cash Management Fund) and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT
The death benefit is the amount We pay to the named beneficiary at the death of the person whom You name as the Insured. It is the sum of the guaranteed insurance amount plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that You have selected. We increase the death benefit to reflect (1) any insurance on the life of the Insured that You may have added by rider and (2) any premium You have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders.

Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2½%.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. At the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.

The Guaranteed Face Amount
We guarantee that the death benefit on Your Policy will never be less than the Policy's Face Amount, which is the guaranteed insurance amount (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed insurance amount. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy year.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount
The variable insurance amount is based upon the investment results of the Subaccounts that You have selected.

We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine the change in Your variable insurance amount by comparing the net investment return of Your Subaccounts with an assumed investment return of 4%, which We call the "assumed interest rate." The “net investment return” of Your Subaccounts is the gross rate of return on the underlying investments less Fund expenses and mortality and expense risk charges.

Your variable insurance amount does not change if the actual investment return on all of Your Subaccounts is exactly equal to the assumed interest rate. Your variable insurance amount increases if the actual net investment return is greater than the assumed interest rate and decreases if the actual net investment return is less than the assumed interest rate. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which Your variable insurance amount will increase or decrease during any Policy year is determined by dividing the Excess Investment Return for a Policy year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your subaccounts and Your outstanding loan balance) less the assumed benefit base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by interest at the Assumed Interest Rate to the end of the Policy Year).

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of differential investment return as the Insured grows older. The net single premium will be lower for a Policy that We issue to a female than for a Policy that We issue to a male of the same age.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that You have selected. If the variable insurance amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

CASH VALUE
Determining Your Cash Value
There is no minimum guaranteed cash value. The cash value varies daily and on any day within the Policy Year equals the cash value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited to Policy loans if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders. The Policy offers the possibility of increased cash value due to good investment performance and decreased cash value due to poor investment performance. You bear all of the investment risks.

Deduction of Cost of Insurance Protection from Cash Value
Your cash value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners' Standard Ordinary Mortality Table, which We use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, We use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, We use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, We base the cost of insurance protection on the net amount of insurance at risk (the Policy's guaranteed insurance amount, plus the variable insurance amount, minus the cash value) and the person's sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that You have selected.

Policy Surrenders - You may fully surrender the Policy for its cash value less any outstanding Policy loans and loan interest (“surrender value”) at any time while the Insured is living. The amount payable will be the cash value that We next compute after We receive the surrender request at Our Administrative Office. A full surrender will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.

You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have paid the premium due on that Policy anniversary. In addition, Your premiums after the partial surrender must still meet the Policy’s minimum annual premium requirement. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When You make a partial surrender, the guaranteed insurance amount, death benefit, and cash value for the Policy each will be reduced in the same proportion as the partial surrender relates to the surrender value. The premium will also be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to You as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

We will usually pay the surrender value within seven days. However, We may delay payment for the following reasons:

■  a recent payment that You made by check has not yet cleared the bank,

■  We are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists, or

■  for such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if We delay payment of the surrender value beyond 30 days from the effective date of the surrender. The interest rate paid will be at least 3%.

(a)	While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See "TAX INFORMATION." We may deduct withholding taxes from the surrender value.

Policy Loans - You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When You take out a loan, We transfer a portion of the cash value equal to the loan from the Subaccount(s) that You have selected to Our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan.

A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the cash value, whether or not You repay the loan in whole or in part. This occurs because We will not credit net investment return that the Subaccount(s) earn to the amount that We maintain in the General Account during the period that the loan is outstanding. Instead, We credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that We have filed with the state insurance departments.

Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the cash value if the actual investment returns of the Subaccounts You have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the cash value, We will mail notice of such event to You and any assignee at the assignee's last known address. The Policy terminates 31 days after We mail such notice. This may be a taxable event. The Policy does not terminate if You make the required repayment within that 31 day period.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your cost basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS
You or Your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds.

However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2½% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive.

OPTIONAL INSURANCE RIDERS
The following optional insurance provisions may have been included in a Policy at issue but not thereafter, in states where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your sales representative.

Accidental Death Benefit
You may have elected to obtain an accidental death benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's accidental death benefit coverage in all companies.

12 Year Level Term Rider
You may have elected to obtain a 12 year level term insurance rider where the Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Insured reaches age 65.

Waiver of Premium
You may have chosen to obtain a waiver of premium rider where the Insured is age 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability (as defined in the rider) of the Insured which continues for at least six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Insured reaches age 60.

OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment
You may transfer ownership of Your Policy from yourself to someone else. However, the assignment is not binding on Us, unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary
This is the person You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.

Right to Examine
You have a period of time to review Your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 45 days of completing Part I of the application or within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.

Default and Options on Default
A premium is in default if You do not pay it on or before its due date. There is a grace period of 31 days after the due date during which the insurance continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If You have elected the automatic premium loan provision, and You do not pay a premium by its due date, the premium will automatically be borrowed from the cash value of the Policy. If You have not elected the automatic premium loan provision and You do not surrender a Policy within 60 days after the date of default, We apply the Policy's cash value minus any loan and interest to purchase continued insurance.

You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the Insured is rated as standard class, You automatically have the extended-term insurance if You make no choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective.

You may surrender a Policy continued under either option for its cash value while the Insured is living. You may take a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

	0%	12%
Cash Value of the Policy	$3,992	$5,535
Reduced Paid-up Whole Life Insurance	$18,406 for life	$25,521 for life
Extended Term Insurance	$51,908 for 25 years	$55,994 for 29 years

Exchange Privilege
The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured's life. The exchange privilege is available:

■  within the first 18 months after the Policy's issue date, if You have duly paid all premiums, or
■  if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for Your exchanged policy.

In some cases, We may adjust the cash value on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Grace Period
With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.

Incontestability
Except for nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.

State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.

Payment and Deferment
We will usually pay the death benefit, surrender value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) We cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the SEC determines that a state of emergency exists.

Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the surrender value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest at a rate of not less than 3% per year on the surrender value. We will pay the interest from the date of surrender to the date We make payment.

Payment of Dividends
The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

Policy Years and Anniversaries
We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. The date of issue may be backdated on Your request to save age. However, the date of issue cannot be earlier than either: (1) the date You sign the application or (2) a date 15 days before the date on which We approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement
You may request reinstatement of a Policy that You did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, You must present evidence of insurability acceptable to Us, and You must pay to Us the greater of:

(1)
all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in cash value resulting from reinstatement.

To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide
If the Insured commits suicide within two years from the Policy's date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets
We determine the unit value for each Subaccount at the close (“close of business”) of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.

Processing Transactions
Generally, Your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments, the charges that We deduct from Your premiums, or the charges that We deduct from Your Subaccount(s) for mortality and expense risks.

Transaction Fees
We deduct from Your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that You have selected.

Sales Charge. We impose a sales charge on each annual premium for Our sales expenses. The charge does not correspond to Our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:

Years	Maximum Percentages
1	30%
2-4	10%
5 and later	6%

Premium Tax Charge. This charge is 2% of the premium to cover the costs We expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.

First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed insurance amount for Our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If You pay Your annual premium in multiple payments, this charge will be deducted from Your payments on a pro rata basis.

Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for Our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If You do not meet Our standard coverage requirements, this annual charge is $45.

Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to partially cover Our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Installment Payment Premium. When You pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this premium increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed insurance amount of Your death benefit. Your premiums will increase according to the following schedule:

Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)

Payment Frequency	Increase in Premium
Annual	0%
Semi-annual	2%
Quarterly	4%
Pre-authorized monthly	5.96%

Optional Insurance Rider Premiums. If You choose any optional insurance riders, We will increase Your premiums by the amount associated with the rider’s costs to You. Premium charges applicable to Your Policy for optional riders will be indicated in Your Policy.

Our current minimum and maximum premium rates, as well as the rate for Our representative Policyowner, for each of the optional insurance riders are:

Optional Rider	Premium per $1,000 face amount of Rider
■ Accidental Death	Minimum: $1.75
Maximum: $2.63
Standard case: $1.75
■ 12 Year Level Term without Waiver of premium	Minimum: $0.68
Maximum: $16.39
Standard case: $1.02
■ 12 Year Level Term with Waiver of premium	Minimum: $0.83
Maximum: $12.70
Standard case: $1.12
■ Waiver of premium	Minimum: $0.04
Maximum: $6.00
Standard case: $0.09

The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium You will actually pay.

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex and the net amount of insurance that is at risk. (See "Deduction of Cost of Insurance Protection from Cash Value").

Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for Our representative Policyowner, based on the net amount at risk are:

■  minimum: $0.68 per $1,000;
■  maximum: $14.38 per $1,000;
■  standard case with $51,908 guaranteed insurance amount: $1.75 per $1,000.

Mortality and Expense Risks Charge
We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks that We assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to Your Policy.

The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated and/or that the guaranteed minimum death benefit will be payable. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated.

Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable tax attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of December 31, 2014 were 1.62% and 0.78% respectively. The highest gross annual Fund operating expenses have been restated to reflect current operating expenses.

Annual fund expenses for all Funds are more fully described in the attached Life Series Funds prospectus. We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date.

FEDERAL TAX INFORMATION
This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which You should consult a qualified tax adviser.

POLICY PROCEEDS
We believe that the Policy qualifies as a life insurance Contract for federal income tax purposes because it meets the definition of a life insurance Contract in Section 7702 of the Internal Revenue Code of 1986, as amended (Code), and the investments of each Subaccount satisfies the investment diversification requirements of Section 817(h) of the Code. Consequently:

■  the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;
■  the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,
■  transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS
The federal tax treatment of surrenders and loans depends upon whether a Policy is a MEC under Section 7702A of the Code. A MEC is a Contract that meets the definition of a life insurance Contract but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a Contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your policy that might cause it to be treated as a MEC.

Policies that are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash surrender value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as from basis first and income second. During the first 15 PolicyYears, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the cash value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the cash value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

Policies that are MECs
A Policy that is classified as a MEC continues to be a life insurance policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis. If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59½ are subject to an additional 10% penalty.

Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if You so request in writing, before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The American Taxpayer Relief Act of 2012 (the “Act”), which was enacted on January 2, 2013, provides an exemption for purposes of the federal estate tax of $5 million (adjusted for inflation for calendar years after 2011, with a 2015 exemption of $5.43 million) and a top estate tax rate of 40% for deaths that occur after December 31, 2012. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Under the Act, “portability” is made permanent, so that any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under The Insured’s Policy will generally be included in the Insured’s estate for purposes of the federal estate tax if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the

Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The Act provides an exemption for purposes of the GSTT of $5 million (adjusted for inflation for calendar years after 2011, with a 2015 exemption of $5.43 million) and a GSTT tax rate of 40% for transfers made after December 31, 2012.

Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B, and no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.

In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the Funds monitors their investment portfolios to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be taxed on the earnings of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life and annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for tax purposes, which would result in the current taxation of the income on those assets to the Policyowner. Based upon current IRS guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the

Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION
VOTING RIGHTS

Because the Funds of the Life Series Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

■  shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■  shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■  shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”). At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS
The financial statements of First Investors Life and Separate Account B are in the Statement of Additional Information.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2015 with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, calling Us toll free at 1(800) 832-7783 or by visiting Our website www.firstinvestors.com. You can review and copy Our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. (202) 549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Text-only versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

SEC file number: 002-98410/811-04328

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FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1,  2015

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the ISP CHOICE prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2015, or for policies sold prior to June 30, 2008, the Insured Series Policy prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2015. Each prospectus may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com.

Unless otherwise noted, the terms used in this SAI have the same meanings as in each prospectus.

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GENERAL DESCRIPTION

First Investors Life Insurance Company. First Investors Life Insurance Company, 40 Wall Street, New York, New York 10005 (“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities. First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp. (“ADM”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”). The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.
The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary
Assistant Secretary FIC since 1989; Secretary FIL and FIMCO since 1989; Secretary FICC 1989-2011, Assistant Secretary FICC since 2011; Secretary ADM since 1989; and Secretary First Investors Advisory Services, LLC since 2012.

Craig D. Cloyed	Director	Director FIL and FICC since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer FIL, FIC, ADM and FICC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer First Investors Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.

Anthony M. Garcia	Director
President and Chief Executive Officer Foresters since 2014; Director Forester Life Limited since 2014; Director Forester Holdings (Europe) Limited since 2014; Director Forester Fund Management Limited since 2014;

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Chairman and Director FICC since 2014; Director FIL since 2014; President Western & Southern Agency Group 2012-2014; and President and Chief Executive Officer TIAA-CREF Life Insurance Company 2009-2012.
Steven Guterman	Director	Director FIL and FICC since 2012; Chief Executive Officer InstantLabs Medical Diagnostics Corp. since 2010.
Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006.
William M. Lipkus	Chairman and Director
President, First Investors Family of Funds, since June 2014;
Chief Executive Officer, President and Director since 2012, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1997-2013 of FICC; Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, and Chief Financial Officer 1998-2013 of FIMCO; Chairman since 2012, Director since 2011, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1998-2013 of FIC; Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, Treasurer and Chief Financial Officer 1998-2013 of Administrative Data Management Corp.; Chairman and Director since 2012, Chief Administrative Officer 2012-2014, Vice President 1996-2014, Treasurer and Chief Financial Officer 1996-2013 of FIL; and Chairman and Member of Board of Managers and Investment Committee Member since 2012, Chief Financial Officer 2012-2013 of First Investors Advisory Services, LLC.

Martha E. Marcon	Director	Director Foresters Life Insurance Company since 2013; Director FIL and FICC since 2011; Director Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FIL and FICC since 2012; Managing Director Golden Seeds, LLC since 2005 .
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
David Schimmel	Vice President	Vice President since 2011and Assistant Vice President 2006-2011 of FIL.
John Shey	Assistant Vice President	Assistant Vice President FIL since 2006.
Carol E. Springsteen	President and Director	President and Director FIL since 2003; and Member of Board of Managers, First Investors Advisory Services, LLC since 2012.

Separate Account B. First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law. The assets of Separate Account B are segregated from the assets of First
3

Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

SERVICES

Custodian. First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B. We maintain the records and accounts of Separate Account B.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account B and First Investors Life Insurance Company.

Tait, Weller & Baker, LLP, 1818 Market Street, Philadelphia, PA 19103, an independent registered accounting firm, was the independent accountant for Separate Account B and First Investors Life Insurance Company for the year 2010.

Underwriter. First Investors Life and Separate Account B have entered into an Underwriting Agreement with FIC. FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 40 Wall Street, New York, New York 10005. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority. First Investors Life distributes the ISP CHOICE Policy in a continuous offering. First Investors Life anticipates continuing to offer the ISP CHOICE Policy, but reserves the right to discontinue the offering. New Insured Series Policies are not currently being offered for sale; however, existing holders of Insured Series Policies may continue to make additional payments under their policies. For the fiscal years ended December 31, 2012, 2013 and 2014, FIC received underwriting commissions of $2,512,557, $2,703,521 and $3,405,367 respectively, in connection with the distribution of the ISP CHOICE Policy. For the fiscal years ended December 31, 2012, 2013 and 2014, FIC received underwriting commisions of $1,027,451, $835,677 and $647,445, respectively, in connection with the distribution of the Insured Series Policy.

Distribution of Policy. The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FIC or by other broker-dealers who have selling agreements with FIC.

Commissions we pay to FIC under the ISP CHOICE Policy generally will not exceed 60% of the premiums you pay in your policy's first year, and 5% of all other premiums you pay in policy years two and later. Commissions we pay to FIC under the Insured Series Policy generally will not exceed 31.25% of the first year premium payment and 5% of the premium payments for years two through twelve. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account. First Investors representatives and representatives of other broker-dealers who have selling agreements with FIC may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

We offer the ISP CHOICE Policy for sale in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and
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Wyoming. We do not sell new Insured Series Policies; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.

OTHER INFORMATION

Reports. At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

State Regulation. We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

Our books and accounts are subject to review by the New York State Insurance Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

Time of Payments. All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted; (2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00. The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated. The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value. The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)  is the net result of:
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(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)	is a factor representing the charges deducted for mortality and expense risks. Such factor is equal on an annual basis to 0.50% (1.50% for ISP 10 Express) of the daily net asset value of the applicable Subaccount. This percentage represents the mortality and expense risk assumed.

The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

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FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Financial Statements
December 31, 2014
(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Report of Independent Registered Public Accounting Firm
The Board of Directors of First Investors Life Insurance Company and
Contract Owners of First Investors Life Level Premium Variable Life Insurance
Separate Account B:
We have audited the accompanying statement of assets and liabilities of each of the individual sub‑accounts disclosed in note 1 which comprise First Investors Life Level Premium Variable Life Insurance Separate Account B (collectively, “Separate Account B”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of Separate Account B’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub‑accounts which comprise Separate Account B as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
March 30, 2015

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Assets and Liabilities
December 31, 2014

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Limited Duration High Quality Bond	Opportunity	Total Return	Equity Income

Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$2,065,049	$41,047,749	$288,162,781	$137,745,631	$81,638,633	$19,288,542	$6,529,041	$13,453,899	$11,659	$2,654,069	$1,418,322	$42,183,983

Liabilities:
Payable to First Investors
Life Insurance Company	13,570	341,867	1,962,204	923,985	583,439	187,587	68,452	139,484	86	17,405	9,308	282,997
Net assets	2,051,479	40,705,882	286,200,577	136,821,646	81,055,194	19,100,955	6,460,589	13,314,415	11,573	2,636,664	1,409,014	41,900,986
Net assets represented by contracts in accumulation period	$2,051,479	$40,705,882	$286,200,577	$136,821,646	$81,055,194	$19,100,955	$6,460,589	$13,314,415	$11,573	$2,636,664	$1,409,014	$41,900,986
See accompanying notes to financial statements

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FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Operations
Year ended December 31, 2014

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Limited Duration High Quality Bond	Opportunity	Total Return	Equity Income

Investment income:
Income:
Dividends	$—	$2,250,302	$3,264,020	$629,552	$916,377	$59,533	$167,901	$522,943	$—	$—	$870	$669,518
Expenses:
Mortality and expense risks (note 5)	10,191	212,890	1,402,431	673,469	419,496	88,891	32,862	66,472	9	9,731	5,271	203,363
Net investment income (loss)	(10,191)	2,037,412	1,861,589	(43,917)	496,881	(29,358)	135,039	456,471	(9)	(9,731)	(4,401)	466,155
Realized gain on investments:
Realized gain distributions	—	—	1,811,657	22,545,789	—	19,417	—	—	—	744	—	1,633,306
Realized gain (loss) on investments	—	(101,372)	3,558,519	1,050,578	399,205	188,915	(12,727)	13,680	—	3,471	5,109	339,050
Realized gains (losses)	—	(101,372)	5,370,176	23,596,367	399,205	208,332	(12,727)	13,680	—	4,215	5,109	1,972,356
Change in unrealized appreciation (depreciation) on investments	—	(1,759,452)	12,151,308	(15,975,269)	657,899	2,012,847	41,167	206,687	(95)	127,365	58,729	588,831

Net increase (decrease) in net assets resulting from operations	$(10,191)	$176,588	$19,383,073	$7,577,181	$1,553,985	$2,191,821	$163,479	$676,838	$(104)	$121,849	$59,437	$3,027,342

See accompanying notes to financial statements

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FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2014 and 2013

	Cash Management		Fund for Income		Growth and Income		Special Situations		International		Select Growth
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(10,191)	$(11,751)	$2,037,412	$2,258,644	$1,861,589	$2,598,250	$(43,917)	$532,357	$496,881	$670,755	$(29,358)	$(4,349)
Realized gain distributions	—	—	—	—	1,811,657	—	22,545,789	5,227,995	—	—	19,417	—
Realized gain (loss) on investments	—	—	(101,372)	(116,451)	3,558,519	2,524,932	1,050,578	1,537,131	399,205	442,941	188,915	299,801
Change in unrealized appreciation (depreciation) on investments	—	—	(1,759,452)	339,617	12,151,308	71,829,735	(15,975,269)	24,288,583	657,899	3,793,050	2,012,847	3,838,276
Net increase (decrease) in net assets resulting from operations	(10,191)	(11,751)	176,588	2,481,810	19,383,073	76,952,917	7,577,181	31,586,066	1,553,985	4,906,746	2,191,821	4,133,728
From contract transactions:
Net insurance premiums from contract owners	(25,673)	77,762	1,473,586	1,444,164	8,133,288	9,152,965	4,380,083	4,757,415	3,589,775	3,770,499	1,517,331	1,590,005
Cost of insurance (note 5)	(31,054)	(34,016)	(612,031)	(540,632)	(3,309,232)	(2,921,085)	(1,580,345)	(1,402,452)	(1,042,832)	(921,869)	(266,283)	(230,295)
Transfers between sub-accounts	251,925	181,792	69,211	315,399	(895,065)	(1,114,156)	(684,747)	(855,754)	(260,168)	(300,306)	12,967	3,908
Transfers for contract benefits and terminations	(391,926)	(292,624)	(2,061,183)	(2,103,105)	(12,727,584)	(13,991,897)	(5,607,345)	(6,911,198)	(3,898,159)	(5,107,901)	(799,519)	(1,491,170)

Increase (decrease) in net assets derived from contract transactions	(196,728)	(67,086)	(1,130,417)	(884,174)	(8,798,593)	(8,874,173)	(3,492,354)	(4,411,989)	(1,611,384)	(2,559,577)	464,496	(127,552)
Net increase (decrease) in net assets	(206,919)	(78,837)	(953,829)	1,597,636	10,584,480	68,078,744	4,084,827	27,174,077	(57,399)	2,347,169	2,656,317	4,006,176
Net assets:
Beginning of year	2,258,398	2,337,235	41,659,711	40,062,075	275,616,097	207,537,353	132,736,819	105,562,742	81,112,593	78,765,424	16,444,638	12,438,462
End of year	$2,051,479	$2,258,398	$40,705,882	$41,659,711	$286,200,577	$275,616,097	$136,821,646	$132,736,819	$81,055,194	$81,112,593	$19,100,955	$16,444,638

												(Continued)

4

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2014 and 2013

	Government		Investment Grade		Limited Duration High Quality Bond		Opportunity		Total Return		Equity Income
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$135,039	$139,783	$456,471	$435,218	$(9)	$—	$(9,731)	$(2,757)	$(4,401)	$(2,031)	$466,155	$530,168
Realized gain distributions	—	—	—	—	—	—	744	—	—	—	1,633,306	—
Realized gain (loss) on investments	(12,727)	(6,417)	13,680	15,395	—	—	3,471	3,412	5,109	287	339,050	292,385
Change in unrealized appreciation (depreciation) on investments	41,167	(331,657)	206,687	(616,151)	(95)	—	127,365	178,216	58,729	57,988	588,831	8,244,295
Net increase (decrease) in net assets resulting from operations	163,479	(198,291)	676,838	(165,538)	(104)	—	121,849	178,871	59,437	56,244	3,027,342	9,066,848
From contract transactions:
Net insurance premiums from contract owners	451,340	507,005	887,263	901,342	1,809	—	659,617	148,684	293,825	64,452	1,949,452	2,069,672
Cost of insurance (note 5)	(112,575)	(104,058)	(210,104)	(181,749)	(72)	—	(80,549)	(12,318)	(43,705)	(7,502)	(528,462)	(453,112)
Transfers between sub-accounts	(78,477)	37,372	181,718	289,363	9,940	—	798,266	881,235	435,329	595,310	207,252	263,537
Transfers for contract benefits and terminations	(380,808)	(423,609)	(717,904)	(776,537)	—	—	(68,036)	(12,678)	(41,329)	(3,397)	(1,819,457)	(1,955,948)

Increase (decrease) in net assets derived from contract	(120,520)	16,710	140,973	232,419	11,677	—	1,309,298	1,004,923	644,120	648,863	(191,215)	(75,851)
Net increase (decrease) in net assets	42,959	(181,581)	817,811	66,881	11,573	—	1,431,147	1,183,794	703,557	705,107	2,836,127	8,990,997
Net assets:
Beginning of year	6,417,630	6,599,211	12,496,604	12,429,723	—	—	1,205,517	21,723	705,457	350	39,064,859	30,073,862
End of year	$6,460,589	$6,417,630	$13,314,415	$12,496,604	$11,573	$—	$2,636,664	$1,205,517	$1,409,014	$705,457	$41,900,986	$39,064,859

See accompanying notes to financial statements
5

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014

(1)	Organization

First Investors Life Level Premium Variable Life Insurance Separate Account B (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Funds (the Funds), an open‑end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub‑accounts that comprise Separate Account B and bears the investment risk if the sub‑accounts do not meet their stated investment objectives. The sub‑accounts invest in the following underlying mutual fund portfolios: Cash Management, Fund for Income, Growth and Income, Special Situations, International, Select Growth, Government, Investment Grade, Limited Duration High Quality Bond, Opportunity, Total Return, and Equity Income.

The Total Return Fund and the Opportunity Fund were launched on December 17, 2012. The Limited Duration High Quality Bond Fund was launched on July 1, 2014. Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

FIL offers a level premium variable life insurance policy through Separate Account B with either a fully underwritten option or a non-medically underwritten option. A fully underwritten policy offers five premium payment periods: a 12-year option (Insured Series Policy or ISP), a 10-year option (ISP Choice 10), a 20-year option (ISP Choice 20), an option to pay until age 65 (ISP Choice 65), and an option to pay until age 100 (ISP Choice Whole Life). ISP and ISP Choice 10 are no longer available for sale. A non-medically underwritten policy is only available in a 10-year premium payment option, referred to as ISP10 Express.

(2)	Significant Accounting Policies

	(a)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	(b)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 30, 2015, have been evaluated in the preparation of the financial statements.

	(c)	Investments

Shares of the Funds held by each of the sub-accounts of Separate Account B are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All

6	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014

distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

	(d)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex‑dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

	(e)	Federal Income Taxes

Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

(3)	Investments

Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB), and consist of the following as of December 31, 2014:

	Shares	Net asset value	Market value	Cost
First Investors Life Series Fund:
Cash Management	2,065,049	$1.00	$2,065,049	$2,063,653
Fund for Income	6,284,717	$6.53	$41,047,749	$44,560,410
Growth and Income	6,074,966	$47.43	$288,162,781	$181,856,551
Special Situations	4,024,722	$34.22	$137,745,630	$103,969,246
International	3,910,265	$20.88	$81,638,633	$69,844,556
Select Growth	1,345,046	$14.34	$19,288,542	$11,243,507
Government	656,469	$9.95	$6,529,041	$6,665,256
Investment Grade	1,201,245	$11.20	$13,453,899	$12,993,823
Limited Duration High Quality Bond	1,197	$9.74	$11,659	$11,754
Opportunity	178,391	$14.88	$2,654,069	$2,348,555
Total Return	115,354	$12.30	$1,418,322	$1,301,615
Equity Income	1,981,477	$21.29	$42,183,983	$27,888,012

7	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:
	Purchases	Sales
Cash Management	$224,772	$433,314
Fund for Income	$3,815,165	$2,869,269
Growth and Income	$13,217,758	$18,111,881
Special Situations	$27,556,358	$8,445,641
International	$4,493,149	$5,575,881
Select Growth	$1,584,228	$1,128,123
Government	$615,318	$600,953
Investment Grade	$1,589,075	$982,221
Limited Duration High Quality Bond	$11,750	$6
Opportunity	$1,458,628	$148,198
Total Return	$730,024	$85,273
Equity Income	$4,463,813	$2,510,958
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the FASB. The three levels of inputs are described below:
Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.
Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The fair value of investments in each of the sub-accounts of the Separate Account at December 31, 2014 was determined by management using quoted market prices which, is equal to the net asset value of the underlying investments in life series funds. Management determined that these investments are valued using Level 1 inputs since there is no restriction in the redemption of these investments, and sufficient

8	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014

transaction volume exists. In addition, there were no transfers between the different Levels established in the FASB’s fair value hierarchy during the year ended December 31, 2014.

(4)	Changes in Units

(a) The changes in units outstanding for ISP and ISP Choice for the years ended December 31, 2014 and 2013 were as follows:

	2014			2013
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Cash Management	27,843	(38,133)	(10,290)	32,602	(35,664)	(3,062)
Fund for Income	8,243	(29,467)	(21,224)	11,430	(28,350)	(16,920)
Growth and Income	3,657	(83,440)	(79,783)	83,304	(174,436)	(91,132)
Special Situations	2,944	(39,066)	(36,122)	3,312	(54,223)	(50,911)
International	9,354	(43,136)	(33,782)	12,490	(65,917)	(53,427)
Select Growth	65,894	(36,137)	29,757	82,284	(90,480)	(8,196)
Government	9,199	(14,174)	(4,975)	16,718	(17,283)	(565)
Investment Grade	19,504	(16,429)	3,075	24,511	(17,608)	6,903
Limited Duration High Quality Bond	1,169	—	1,169	—	—	—
Opportunity	79,986	(2,882)	77,104	79,694	(942)	78,752
Total Return	53,647	(5,215)	48,432	59,743	(432)	59,311
Equity Income	20,679	(26,571)	(5,892)	27,942	(30,824)	(2,882)

(b)	The changes in units outstanding for ISP10 Express for the years ended December 31, 2014 and 2013 were as follows:

	2014			2013
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Cash Management	14,037	(12,981)	1,056	13,761	(15,404)	(1,643)
Fund for Income	11,812	(512)	11,300	5,474	(51)	5,423
Growth and Income	27,429	(793)	26,636	12,684	(176)	12,508
Special Situations	16,357	(584)	15,773	7,981	(90)	7,891
International	13,452	(234)	13,218	6,119	(387)	5,732
Select Growth	6,138	(209)	5,929	3,207	(147)	3,060
Government	2,104	(286)	1,818	1,166	(32)	1,134
Investment Grade	6,008	(655)	5,353	2,961	(95)	2,866
Limited Duration High Quality Bond	30	—	30	—	—	—
Opportunity	17,140	(465)	16,675	5,345	(65)	5,280
Total Return	7,297	(653)	6,644	2,115	(39)	2,076
Equity Income	5,829	(460)	5,369	2,961	(120)	2,841

(5)	Mortality and Expense Risks and Deductions

Mortality and expense risk charges vary by product. In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to 0.50% of the daily net asset value of each sub-account for ISP and ISP Choice. For ISP10 Express,

9	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014

launched in October 2012, FIL deducts an amount equal on an annual basis to 1.50% of the daily net asset value of each sub-account. This deduction is assessed through a reduction of unit values.

A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

10	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014

(6)	Financial Highlights Table

	(a)	ISP and ISP Choice:

	Net assets
	Units[1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Cash Management:
December 31:
2014	101,560	20.137	2,031	—	0.50	(0.50)
2013	111,849	20.238	2,248	—	0.50	(0.50)
2012	114,911	20.339	2,310	—	0.50	(0.50)
2011	114,637	20.441	2,320	—	0.50	(0.50)
2010	104,781	20.543	2,134	—	0.50	(0.50)

Fund for Income:
December 31:
2014	727,242	56.147	40,523	5.32	0.50	0.29
2013	748,467	55.985	41,597	6.00	0.50	6.35
2012	765,387	52.644	40,057	6.43	0.50	12.94
2011	780,419	46.612	36,095	7.16	0.50	5.13
2010	796,895	44.337	35,046	7.52	0.50	13.15

Growth and Income:
December 31:
2014	2,473,137	116.198	285,616	1.16	0.50	7.11
2013	2,552,920	108.485	275,427	1.55	0.50	37.37
2012	2,644,052	78.974	207,523	1.39	0.50	16.87
2011	2,723,815	67.574	182,792	1.63	0.50	1.86
2010	1,730,713	66.343	114,133	1.07	0.50	15.61

Special Situations:
December 31:
2014	1,330,888	103.188	136,486	0.47	0.50	5.77
2013	1,367,011	97.561	132,622	0.94	0.50	30.23
2012	1,417,922	74.915	105,554	0.59	0.50	9.46
2011	1,459,611	68.440	99,149	0.50	0.50	1.74
2010	1,487,322	67.273	99,388	0.84	0.50	25.94

International:
December 31:
2014	1,639,272	49.648	80,842	1.09	0.50	1.88
2013	1,673,054	48.733	81,044	1.32	0.50	6.24
2012	1,726,481	45.871	78,758	1.49	0.50	20.25
2011	1,786,329	38.148	67,662	2.13	0.50	0.14
2010	1,810,907	38.094	68,485	—	0.50	12.89

Select Growth:
December 31:
2014	1,351,055	14.163	18,965	0.34	0.50	12.96
2013	1,321,298	12.538	16,400	0.47	0.50	32.48
2012	1,329,495	9.464	12,433	0.06	0.50	12.74
2011	1,205,498	8.394	10,024	0.15	0.50	4.73
2010	1,040,864	8.015	8,223	0.17	0.50	20.50

11	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Government:
December 31:
2014	231,465	28.057	6,431	2.58	0.50	2.63
2013	236,441	27.339	6,406	2.63	0.50	(2.96)
2012	237,005	28.172	6,598	2.82	0.50	1.44
2011	213,445	27.772	5,838	3.26	0.50	4.88
2010	188,562	26.479	4,925	3.84	0.50	4.30

Investment Grade:
December 31:
2014	385,991	34.578	13,227	3.96	0.50	5.33
2013	382,916	32.829	12,467	3.96	0.50	(1.29)
2012	376,012	33.259	12,428	4.00	0.50	10.68
2011	344,645	30.050	10,238	4.60	0.50	5.70
2010	324,768	28.430	9,127	4.68	0.50	8.72

Limited Duration High Quality Bond:[5]
December 31:
2014	1,169	9.716	12	—	0.50	(2.84)

Opportunity:[5]
December 31:
2014	158,032	14.737	2,320	—	0.50	5.21
2013	80,927	14.007	1,133	—	0.50	39.26
2012	2,175	10.058	22	—	0.50	0.58

Total Return:[5]
December 31:
2014	107,779	12.188	1,305	0.08	0.50	5.44
2013	59,347	11.560	681	—	0.50	16.44
2012	36	9.928	—	—	0.50	(0.72)

Equity Income:
December 31:
2014	1,167,132	36.018	41,783	1.64	0.50	7.72
2013	1,173,024	33.439	39,023	2.00	0.50	29.88
2012	1,175,906	25.746	30,070	1.83	0.50	10.64
2011	1,167,671	23.269	26,885	2.01	0.50	1.03
2010	1,146,656	23.033	26,168	2.06	0.50	13.76
12	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014
(b)	ISP10 Express:

	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units [1]	Unit value ($)	($000s)	(%) [2]	(%) [3]	(%) [4]
Cash Management:
December 31:
2014	2,117	9.666	20	———	1.50	(1.50)
2013	1,062	9.813	10	———	1.50	(1.50)
2012	2,705	9.962	27	———	1.50	(0.37)

Fund for Income:
December 31:
2014	17,172	10.679	183	3.58	1.50	(0.72)
2013	5,872	10.756	63	2.06	1.50	5.27
2012	449	10.217	5	——— -	1.50	2.18

Growth and Income:
December 31:
2014	40,542	14.434	585	0.78	1.50	6.03
2013	13,906	13.613	189	0.71	1.50	35.99
2012	1,397	10.011	14	——— -	1.50	(0.07)

Special Situations:
December 31:
2014	24,549	13.677	336	0.31	1.50	4.70
2013	8,776	13.063	115	0.40	1.50	28.92
2012	885	10.133	9	——— -	1.50	1.53

International:
December 31:
2014	19,613	10.849	213	0.72	1.50	0.85
2013	6,394	10.758	69	0.59	1.50	5.17
2012	662	10.229	7	——— -	1.50	2.51

Select Growth:
December 31:
2014	9,451	14.430	136	0.24	1.50	11.83
2013	3,521	12.904	45	0.23	1.50	31.15
2012	462	9.839	5	———-	1.50	(1.91)

Government:
December 31:
2014	3,070	9.704	30	1.81	1.50	1.59
2013	1,252	9.552	12	1.17	1.50	(3.94)
2012	118	9.943	1	——— -	1.50	(0.47)

Investment Grade:
December 31:
2014	8,451	10.247	87	2.89	1.50	4.27
2013	3,099	9.828	30	1.81	1.50	(2.29)
2012	232	10.058	2	——— -	1.50	0.50

13	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014
	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units [1]	Unit value ($)	($000s)	(%) [2]	(%) [3]	(%) [4]
Limited Duration High
Quality Bond: [5]
December 31:
2014	30	9.666	———	———	1.50	(3.34)

Opportunity: [5]
December 31:
2014	21,955	14.436	317	———	1.50	4.15
2013	5,280	13.861	73	———	1.50	37.86
2012	———	10.054	———	———	1.50	0.54

Total Return: [5]
December 31:
2014	8,719	11.940	104	0.06	1.50	4.37
2013	2,076	11.439	24	———	1.50	15.26
2012	———	9.924	———	———	1.50	(0.76)

Equity Income:
December 31:
2014	8,633	13.675	118	1.16	1.50	6.63
2013	3,264	12.825	42	1.07	1.50	28.57
2012	424	9.975	4	———	1.50	(0.43)

14	(Continued)

FIRST INVESTORS LIFE
 LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2014

1.	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub‑account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub‑account is affected by the timing of the declaration of dividends by the underlying fund in which the sub‑account invests.

3.
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5.
The Total Return Fund and the Opportunity Fund were launched on December 17, 2012. The total return for the Total Return Fund and the Opportunity Fund for 2012 were calculated for the period December 17, 2012 to December 31, 2012. The Limited Duration High Quality Bond Fund was launched on July 1, 2014. The total return for the Limited Duration High Quality Bond Fund was calculated for the period July 1, 2014 to December 31, 2014.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying financial highlights in Note 6 of the financial statements of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Level Premium Variable Life Insurance Separate Account B (collectively, “Separate Account B”), for the year ended December 31, 2010.   These financial highlights are the responsibility of the Company's management.   Our responsibility is to express an opinion on these financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   We were not engaged to perform an audit of Separate Account B’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account B’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial highlights of each of the individual sub-accounts which comprise Separate Account B for the year ended December 31, 2010, present fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Financial Statements
December 31, 2014, 2013 and 2012
(With Independent Auditors’ Report)

FIRST INVESTORS LIFE INSURANCE COMPANY

Independent Auditors’ Report

The Board of Directors
First Investors Life Insurance Company:
Report on the Financial Statements
We have audited the accompanying financial statements of First Investors Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2014 and 2013, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2014, and the related notes to the statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by First Investors Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of First Investors Life Insurance Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2014.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of First Investors Life Insurance Company as of December 31, 2014 and 2013, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2014, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplementary Schedule – Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

March 30, 2015

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
DECEMBER 31, 2014 AND 2013
(in US dollars)
	2014	2013
ASSETS Cash and invested assets

Bonds, at amortized cost (fair value: 2014 - $475,546,634; 2013 - $359,235,930)	$454,352,123	$345,004,981
Cash and cash equivalents	30,842,180	18,850,668
Receivables for securities	-	8,438
Policy loans	89,134,868	82,134,010

Total Cash and Invested Assets	574,329,171	445,998,097

Deferred and uncollected premiums	4,156,741	3,682,233
Accrued investment income	8,800,847	7,318,556
Admitted deferred tax assets	4,568,000	4,612,000
Current income tax recoverable	754,838	1,137,963
Other assets	425,136	348,607

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	593,034,733	463,097,456

Separate accounts assets	1,259,735,751	1,178,349,233

TOTAL ADMITTED ASSETS	$1,852,770,484	$1,641,446,689

LIABILITIES AND CAPITAL SURPLUS

LIABILITIES
Life and accident and health reserves	$261,769,743	$244,167,231
Annuity reserves	265,739,029	160,765,409
Claims and other contract liabilities	11,027,293	11,390,958
Interest Maintenance Reserve	1,572,907	1,463,965
Asset Valuation Reserve	2,524,431	2,014,985
Accounts payable and accrued liabilities	9,012,333	4,176,639
Net transfers due from separate accounts	(17,310,527)	(12,695,482)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	534,335,209	411,283,705

Separate account liabilities	1,259,735,751	1,178,349,233

TOTAL LIABILITIES	1,794,070,960	1,589,632,938

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	49,665,182	42,779,409

TOTAL CAPITAL AND SURPLUS	58,699,524	51,813,751

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$1,852,770,484	$1,641,446,689
See accompanying notes to statutory financial statements.
3

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
(in US dollars)

	2014	2013	2012

REVENUES
Premiums and annuity considerations	$240,357,138	$182,054,688	$126,596,628
Investment income	21,444,609	18,353,926	16,972,883
Amortization of interest maintenance reserve	701,720	661,980	596,710
Income from fees associated with investment management, administration & contract guarantees from separate accounts	10,414,793	8,748,607	7,640,369
Other income	251,986	204,539	207,586

TOTAL REVENUES	273,170,246	210,023,740	152,014,176

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	88,303,446	89,518,178	85,902,743
Increase in life and annuity reserves	122,576,132	69,770,848	44,952,396
Net transfers to (from) separate accounts	15,699,932	8,011,495	(16,675,633)
Commissions and expenses allowances	17,914,864	13,249,915	10,014,724
Operating expenses	16,417,472	15,625,562	13,404,633

TOTAL BENEFITS AND EXPENSES	260,911,846	196,175,998	137,598,863

Net gain from operations before dividends to policyholders and federal income taxes	12,258,400	13,847,742	14,415,313
Dividends to policyholders	767,347	925,700	809,050

Net gain from operations before federal income taxes	11,491,053	12,922,042	13,606,263
Federal income taxes	3,515,512	3,068,355	3,311,512

NET GAIN FROM OPERATIONS	7,975,541	9,853,687	10,294,751
Net realized capital losses, net of transfers to IMR and net of taxes	-	-	-

NET INCOME	$7,975,541	$9,853,687	$10,294,751

See accompanying notes to statutory financial statements.
4

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
(in US dollars)

	2014	2013	2012

BALANCE AT BEGINNING OF YEAR	$51,813,751	$46,525,396	$36,537,135
Net income	7,975,541	9,853,687	10,294,751
Change in unrealized gain (loss) on investments	-	4,223	(4,873)
Change in Asset Valuation Reserve	(509,446)	(375,618)	(320,349)
Change in non-admitted assets	(1,933,563)	(498,935)	315,606
Change in net deferred income taxes	1,353,241	53,998	(7,581)
Change in accounting principle	-	-	2,460,707
Dividends to stockholders	-	(3,749,000)	(2,750,000)

BALANCE AT END OF YEAR	$58,699,524	$51,813,751	$46,525,396

See accompanying notes to statutory financial statements.

5

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
(in US dollars)

	2014	2013	2012

Cash flows from operating activities:
Premiums and other insurance amounts received	$239,988,360	$181,711,154	$126,669,195
Investment income received	24,641,642	21,354,771	18,596,294
Other receipts	10,666,779	8,953,146	7,847,955
Benefits and contract liabilities paid	(90,018,736)	(90,084,972)	(88,279,260)
Commissions and general expenses paid	(38,182,390)	(31,459,391)	26,742,790)
Net transfers to separate accounts	(20,314,977)	(12,005,464)	15,912,249
Net cash provided by operating activities	126,780,678	78,469,244	54,003,643
Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	48,561,324	33,336,022	33,166,352
Purchase of investments securities	(156,196,871)	(92,810,870)	(80,936,428)
Purchase of furniture, equipment and other assets	(152,761)	(270,980)	-
Net increase in policy loans	(7,000,858)	(6,008,552)	(3,312,779)
Net cash provided by (used for) investing activities	(114,789,166)	(65,754,380)	(51,082,855)
Cash flows from financing activities:
Dividends paid	-	(3,749,000)	(2,750,000)
Net cash used for financing activities	-	(3,749,000)	(2,750,000)

Net increase (decrease) in cash and short term investments	11,991,512	8,965,864	170,788
Cash and short term investments:
Beginning of year	18,850,668	9,884,804	9,714,016
End of year	$30,842,180	$18,850,668	$9,884,804

The company paid federal income tax of $3,550,000 in 2014, $2,488,300 in 2013 and $3,948,293 in 2012.

See accompanying notes to statutory financial statements.

6

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(1)	Nature of Operations

First Investors Life Insurance Company (“the Company”) is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance. In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940. The principal affiliates of the Company are: First Investors Corporation (BrokerDealer), First Investors Management Company, Inc. (Mutual Fund Management Company), Administrative Data Management Corporation (Transfer Agent) and First Investors Advisory Services, LLC. FICC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”).

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, version effective January 1, 2001.

This basis of presentation differs from U.S. generally accepted accounting principles (GAAP) in that:

(a)
policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2 1/2% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The new fixed deferred annuity is valued using CARVM at 3.75 – 5%, variable annuity C is valued using VACARVM at 4% to 5.25%, and variable annuity D is valued using VACARVM at 5% – 7.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b) certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;
7	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets);

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be availableforsale for GAAP are recorded at amortized cost rather than estimated fair value; and

(h)	The statutory statements of cash flow do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles (SSAP) 101 which replaces SSAP 10R. In previous years, under SSAP 10R, only temporary timing differences which were recognized as deferred tax assets and that reversed within one year were treated as admitted assets, subject to a maximum of 10% of surplus. In 2012, under SSAP 101, existing temporary timing differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus. Additionally, pursuant to SSAP 101, gross deferred tax assets are first reduced by a statutory valuation allowance adjusted to an amount that is more likely than not to be realized (adjusted gross deferred tax assets). Adjusted gross deferred tax assets are then admitted as prescribed by SSAP 101. As a result of the adoption of SSAP 101, the Company’s surplus and admitted deferred tax assets as of January 1, 2012 increased by $2,460,707.

8	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(3)	Other Significant Accounting Practices

	(a)	Cash and Short-term Investments

Cash and cash equivalents include short-term investments with original maturities of one year or less. The carrying amounts for cash and short-term investments approximate their fair values. Short-term investments are carried at amortized cost.

	(b)	Bonds

Bonds are reported at amortized cost. Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds presented in the Statements of Admitted Assets, Liabilities and Capital and Surplus is based on quoted market prices, where available, or is estimated using values from independent pricing services.

	(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (FASB). Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

● Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

●
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

9	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

●
Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities. Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above. Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost. These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

10	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $88,631, $41,844, and $46,367 was included in net income for 2014, 2013 and 2012, respectively. Depreciation of leasehold improvements of $0, $0, and $26,598 was included in net income for 2014, 2013 and 2012, respectively. All remaining leasehold improvements totaling $159,590 were written off in 2012.

(f)	Policy loans

The carrying amounts for policy loans approximate their fair values.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value and fair value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

11	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 52% and 65% in 2014 and 2013, respectively, of the Company’s total premiums and annuity considerations received. The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

12	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in income in the same period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized. The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits. The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date. If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements. Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

(o) Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 30, 2015, have been evaluated in the preparation of the financial statements.

(4)	Investments

Investment income for the years indicated consists of the following:

	2014	2013	2012
Interest on fixed maturities	$17,004,233	$14,108,106	$12,968,453
Interests on short term investments	9,472	4,448	3,642
Interest on policy loans	5,288,546	4,889,299	4,560,522
Total investment income	22,302,251	19,001,853	17,532,617
Investment expense	857,642	647,927	559,734
Net investment income	$21,444,609	$18,353,926	$16,972,883

13	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

No accrued investment income was excluded as nonadmitted.

The amortized cost and estimated fair value of investments at December 31, 2014, and 2013 are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2014:
U.S. Treasury securities and obligations of U.S. Gov't corps and agencies	$12,949,684	$700,840	$6,390	$13,644,134
Debt securities issued by states of the U.S.	46,815,508	4,092,973	1,461	50,907,020
Corporate debt securities	394,586,931	18,132,494	1,723,945	410,995,480
	$454,352,123	$22,926,307	$1,731,796	$475,546,634

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2013:
U.S. Treasury securities and obligations of U.S. Gov't corps and agencies	$15,052,987	$640,984	$13,536	$15,680,435
Debt securities issued by states of the U.S.	25,117,398	961,025	35,002	26,043,421
Corporate debt securities	304,834,596	14,691,998	2,014,520	317,512,074
	$345,004,981	$16,294,007	$2,063,058	$359,235,930

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	Decemer 31, 2014		December 31, 2013
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Less than 12 months	$24,243,248	$1,258,623	$79,182,025	$1,952,918
12 months or more	22,271,798	473,173	3,677,163	110,140
	46,515,046	1,731,796	82,859,188	2,063,058

14	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Management considers the decline in fair values of the above securities to be interest related. Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.

The amortized cost and estimated fair value of bonds at December 31, 2014, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized cost	Estimated fair value

Due in one year or less	$9,234,736	$9,389,414
Due after one year through five years	171,673,765	182,823,170
Due after five years through ten years	192,460,636	196,164,727
Due after ten years	80,982,986	87,169,323
	$454,352,123	$475,546,634

Proceeds from sales of investments in bonds were $43,388,213, $33,335,975, and $31,361,287 in 2014, 2013 and 2012, respectively. Gross gains of $1,350,724 and gross losses of $121,744 were realized on those sales in 2014. Gross gains of $569,213 and gross losses of $217,213 were realized on those sales in 2013. Gross gains of $692,767 and gross losses of $192,275 were realized on those sales in 2012. Realized gains (losses) transferred to the IMR were $810,662 in 2014, $232,351 in 2013, and $330,378 in 2012.

(5)	Fair Value of Financial Instruments

The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year.

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

15	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	Level 1	Level 2	Level 3		Total fair value	Total carrying value
December 31, 2014
Bonds	$-	$475,546,634		$-	$475,546,634	$454,352,123
Cash, cash equivalents and short-term securities	30,842,180	-		-	30,842,180	30,842,180
Separate account assets	$1,259,735,751	-		-	1,259,735,751	1,259,735,751
	$1,290,577,931	475,546,634		-	1,766,124,565	1,744,930,054

December 31, 2013
Bonds	$-	$359,235,930		$-	$359,235,930	$345,004,981
Cash, cash equivalents and short-term securities	18,850,668	-		-	18,850,668	18,850,668
Separate account assets	1,178,349,233	-		-	1,178,349,233	1,178,349,233
	$1,197,199,901	$359,235,930	$		$1,556,435,831	$1,542,204,882

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2014 and 2013.

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FICC, for the benefit of its employees and those of other wholly owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. First Investors Consolidated Corporation allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2014, 2013 and 2012, the Company charged operations $89,908, $93,491, and $88,036, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with nonaffiliates as follows:

(a) The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 55.0% of its net life insurance in force at both December 31, 2014 and 2013. The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons

16	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2014, 2013 and 2012, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted. None of the credit ratings of the Company’s reinsurers were downgraded during 2014, 2013 and 2012.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(8)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2014, 2013 and 2012, the Company paid approximately $2,648,231, $2,821,189, and $2,707,701, respectively, for these services. In addition, the Company paid an affiliate $18,965,976, $13,640,896, and $10,316,931 during 2014, 2013 and 2012, respectively for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a) Participating business represented 1.4% and 1.5% of individual life insurance in force at December 31, 2014 and 2013, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits

17	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $49,665,182 and $42,779,409 at December 31, 2014 and 2013, respectively, and was earned partly by the participating account and partly by the nonparticipating account. Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding year end or its net gain from operations for the immediately preceding calendar year are subject to approval by the NYDFS.

During 2014 and 2013 the Company paid ordinary dividends of $0 and $3,749,000, respectively.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2014 and 2013.

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:

	2014	2013
Unrealized gains (losses)	$-	$-
Nonadmitted assets	$5,164,213	$3,230,650
Asset valuation reserve	$2,524,431	$2,014,985
Deferred tax assets	$8,411,225	$7,057,984

(10)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a prorata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

	(c)	As of December 31, 2014 the Company has $157,389,718 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

18	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula. Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

	(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

	(g)	There are no significant other increases (net).

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2014 are shown in the following table.

	Amount	Percentage of total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	550,702,638	66.73%
At book value	233,287,174	28.27%
Not subject to discretionary withdrawal	41,325,097	5.01%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	825,314,909	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$825,314,909	100.00%

19	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2013 are shown in the following table.

	Amount	Percentage of total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	507,980,079	74.99%
At book value	153,104,087	22.60%
Not subject to discretionary withdrawal	16,304,684	2.41%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	677,388,850	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$677,388,850	100.00%

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2014 were:

	Gross	Net	Loading
Type:
Ordinary new business	$370,033	$273,341	$96,692
Ordinary renewal	2,769,819	3,883,400	(1,113,581)
Total	$3,139,852	$4,156,741	$(1,016,889)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2013 were:

	Gross	Net	Loading
Type:
Ordinary new business	$391,969	$294,492	$97,477
Ordinary renewal	2,600,361	3,387,741	(787,379)
Total	$2,992,330	$3,682,233	$(689,902)

20	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)
(13)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries. Insurance contract liabilities for incidental death benefits are established in the general account. The account balance of contracts with guarantees totaled approximately $554,000,000 and $507,000,000 and was held in separate accounts at December 31, 2014 and 2013, respectively. The net amount at risk associated with these guarantees was approximately $559,000 and $614,000 at December 31, 2014 and 2013, respectively.

The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2014 and separate account reserves at December 31, 2014.

	Variable life	Annuities variable	Total
Premiums and considerations	$35,902,739	$64,845,123	$100,747,862
Reserves at December 31, 2014:
With assets at market value	$691,209,333	$550,702,637	$1,241,911,970
Subject to discretionary withdrawal at market value	$691,209,333	$550,702,637	$1,241,911,970

21	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:

	2014	2013
Transfers to separate accounts as contained in the annual statement of the separate accounts	$100,747,862	$95,570,408
Transfers from separate accounts as contained in the annual statement of the separate accounts	95,458,117	96,254,583
	5,289,745	(684,175)
Reconciling items:
Other	(4,606)	(52,937)
	$5,285,139	$(737,112)

(14)	Federal Income Taxes

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent. Tax years of 2011 through 2013 can be subject to federal, state or local examination by taxing authorities. However, there are currently no exams being conducted for any tax year.

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2014 Ordinary	2013 Ordinary	Change Ordinary
Total gross deferred tax assets	$8,548,000	$7,153,000	$1,395,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	8,548,000	7,153,000	1,395,000
Deferred tax assets nonadmitted	(3,843,225)	(2,445,984)	(1,397,241)
Subtotal net admitted deferred tax assets	4,704,775	4,707,016	(2,241)
Deferred tax liabilities	(136,775)	(95,016)	(41,759)
Net admitted deferred tax assets	$4,568,000	$4,612,000	$(44,000)

The amount of deferred tax assets admitted at December 31, 2014 and 2013 and changes thereon are as follows:

22	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	2014 Ordinary	2013 Ordinary	Change Ordinary

Federal income taxes paid in prior years recoverable through loss carrybacks (11.a.)	$4,568,000	$4,612,000	$(44,000)
Admitted under paragraph 11.b.	-	-	-
Adjusted gross DTAs offset by gross DTLs (11.c.)	136,775	95,016	41,759
Deferred tax assets admitted as the result of application of SSAP No. 101	$4,704,775	4,707,016	$(2,241)

The ratios used for the threshold limitation for 11.b. above are as follows:

	2014	2013

Ratio percentage used to determine recovery period and threshold limitation amount	$938%	$1084%
Amount of adjusted capital surplus used to determine recovery period threshold limitation	$56,984,927	$49,628,017

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets. In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

23	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2014	2013	Change
Deferred tax assets:
Policyholder dividend provision	$230,000	$288,000	$(58,000)
Deferred acquisition costs	5,509,000	5,283,000	226,000
Reserves	2,464,000	1,182,000	1,282,000
Deferred compensation	264,000	343,000	(79,000)
Other	81,000	57,000	24,000
	8,548,000	7,153,000	1,395,000
Nonadmitted deferred tax assets	(3,843,225)	(2,445,984)	(1,397,241)
	4,704,775	4,707,016	(2,241)
Deferred tax liabilities:
Depreciation	68,000	55,000	13,000
Bond discount	68,775	40,016	28,759
Net admitted deferred taxes	$4,568,000	$4,612,000	$(44,000)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2014	2013	Change
Total deferred tax assets	$8,548,000	$7,153,000	$1,395,000
Total deferred tax liabilities	(136,775)	(95,016)	(41,759)
Net deferred tax assets (liabilities)	8,411,225	7,057,984	1,353,241
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$8,411,225	$7,057,984	$1,353,241

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2014			2013
	Amount	Tax effect 35%	Tax Rate	Amount	Tax effect 35%	Tax Rate
Income before taxes	$11,491,053	4,021,869	35%	$12,922,042	4,522,715	35%
Dividends received deduction	(4,431,114)	(1,550,890)	(13)%	(3,563,964)	(1,247,387)	(10)%
Other	(882,024)	(308,708)	(3)%	(745,632)	(260,971)	(2)%
Total	$6,177,915	2,162,271	19%	$8,612,446	3,014,357	23%

24	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	2012
	Amount	Tax effect 35%	Tax Rate
Income before taxes	$13,606,263	4,762,192	35%
Dividends received deduction	(2,918,201)	(1,021,370)	(8)%
Other	(1,204,939)	(421,729)	(3)%
Total	$9,483,123	3,319,093	24%

	2014	2013	2012
Federal income taxes incurred	$3,515,512	$3,068,355	$3,311,512
Change in net deferred income tax assets	(1,353,241)	(53,998)	7,581
Total tax provision	$2,162,271	3,014,357	3,319,093

Effective rate	19%	23%	24%

Federal income taxes incurred for the years ended December 31, 2014, 2013 and 2012 that are available for recoupment in the event of future net losses are $3,867,644, $3,139,714, and $3,478,051, respectively.

There has been no benefit recorded at December 31, 2014 and 2013 that relates to an uncertain tax position. There are no deposits at December 31, 2014 and 2013 admitted under Section 6603 of the Internal Revenue Code.

25	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Supplementary Schedule - Reinsurance
December 31, 2014, 2013 and 2012
(in US Dollars)
The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross Amount	Reinsurance Ceded	Net Amount

2014	$10,990,824	$6,084,292	$4,906,532
2013	$10,343,202	$5,733,919	$4,609,283

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross Amount	Reinsurance Ceded	Net Amount

2014

Life insurance	$70,904,483	$5,893,148	$65,011,335
Annuity	175,342,211	-	175,342,211
Supplementary contracts	-	-	-
Accident and health	3,592	-	3,592
	$246,250,286	$5,893,148	$240,357,138

2013

Life insurance	$69,448,396	$5,292,976	$64,155,420
Annuity	117,894,878	-	117,894,878
Supplementary contracts	-	-	-
Accident and health	4,390	-	4,390
	$187,347,664	$5,292,976	$182,054,688

2012

Life insurance	$71,792,901	$4,722,513	$67,070,388
Annuity	59,520,689	-	59,520,689
Supplementary contracts	-	-	-
Accident and health	5,551	-	5,551
	$131,319,141	$4,722,513	$126,596,628

26

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)

PART C: OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account B. /1/
(b)	Not applicable.
(c)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Level Premium Variable Life Insurance (Separate Account B) and First Investors Corporation. /3/
(d)	Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B. /1/
(e)	Form of application used with Policies. /1/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(2) By‑laws of First Investors Life Insurance Company. /1/
(g)	Reinsurance agreement. /3/
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /2/
(l)	Actuarial Opinions. /2/
(m)	Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus.
(n)	Consents of Independent Public Accountants. /5/
(o)	Not applicable.
(p)	Not applicable.
(q)	The Registrant claims an exemption pursuant to Rule 6e-2(b)(12)(ii) under the 1940 Act with respect to all procedures as disclosed in this Registration Statement.
(r)	(1) Powers of Attorney for Craig D. Cloyed, Steven Guterman, Martha E. Marcon and Loretta McCarthy. /4/
(2) Powers of Attorney for Anthony M. Garcia. /5/

___________________________________________
/1/	Incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on May 19, 1997.
/2/	Incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on April 28, 1998.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 28, 2011.
/4/
Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Separate Account E on March 14, 2014 (File Nos. 333-191937; 811-21742).

/5/	Filed herewith.

Item 27.    Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal	Position and Office with
Business Address	First Investors Life Insurance Company

Carol Lerner Brown	Secretary

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon	Senior Vice President and Comptroller
Raritan Plaza 1
Edison, NJ 08837

Francis X. Gannon	Chief Financial Officer and Treasurer
Raritan Plaza 1
Edison, NJ 08837

Anthony M. Garcia	Director

Steven Guterman	Director

Jason Helbraun	Assistant Vice President

William M. Lipkus	Chairman and Director
Raritan Plaza 1
Edison, NJ 08837

Martha E. Marcon	Director

Loretta McCarthy	Director

Glen Mueller	Vice President and Chief Underwriter
Raritan Plaza 1
Edison, NJ 08837

David Schimmel	Vice President
Raritan Plaza 1
Edison, NJ 08837

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Item 28.    Persons Controlled by or Under Common Control with the Depositor orRegistrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company. First Investors Life Insurance Company’s parent company is First Investors Consolidated Corporation (FICC) (Delaware), a holding company. Set forth below are all persons controlled by FICC:

Administrative Data Management Corp. (New York). Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

First Investors Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

First Investors Management Company, Inc. (New York). Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

First Investors Advisory Services, LLC (Delaware). Ownership: 100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

FICC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society. The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant. Therefore, the only financial statements being filed are those of the Registrant and First Investors Life Insurance Company.

*The organizational chart below is current as of January 20, 2015.

Item 29.    Indemnification

Article V of the By‑Laws of First Investors Life Insurance Company provides as follows:

Section 5.6 Indemnification of Directors, Officers and Employees. Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York. The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section. The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities. The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.    Principal Underwriter

(a)	First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of First Investors Corporation:

(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal Business Address	Position and Office with First Investors Corporation

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Laury Heydon-O’Neil	Vice President - Marketing

George D. Karris	Senior Vice President

William M. Lipkus	Chairman and Director

Frederick Miller	Senior Vice President

Larry Noyes	President and Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

(c)	Not Applicable.

Item 31.    Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.    Management Services

Not applicable.

Item 33.    Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies. First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 41 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus, Falcon and Gannon), on this 28th day of April, 2015.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B) (Registrant)

BY:	FIRST INVESTORS LIFE INSURANCE COMPANY
	/s/ Carol E. Springsteen	(Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Carol E. Springsteen
Carol E. Springsteen
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen	President and Director	April 28, 2015
Carol E. Springsteen

/s/ William M. Lipkus	Chairman and Director	April 28, 2015
William M. Lipkus

/s/ Francis X. Gannon	Chief Financial Officer and	April 28, 2015
Francis X. Gannon	Treasurer

/s/ Lawrence M. Falcon	Senior Vice President and	April 28, 2015
Lawrence M. Falcon	Comptroller

/s/ William H. Drinkwater	Senior Vice President and	April 28, 2015
William H. Drinkwater	Chief Actuary

/s/ Craig D. Cloyed	Director	April 28, 2015
Craig D. Cloyed*

/s/ Anthony M. Garcia	Director	April 28, 2015
Anthony M. Garcia*

/s/ Steven Guterman	Director	April 28, 2015
Steven Guterman*

/s/ Martha E. Marcon	Director	April 28, 2015
Martha E. Marcon*

/s/ Loretta McCarthy	Director	April 28, 2015
Loretta McCarthy*

* By:	/s/ Carol E. Springsteen	April 28, 2015
Carol E. Springsteen
(Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit Number	Description

26(n)	Consents of Independent Public Accountants
26(r)(2)	Powers of Attorney for Anthony M. Garcia